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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


 DATE OF REPORT                                               JUNE 15, 1998





                               EQUITY INNS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       TENNESSEE                       0-23290                 62-1550848
------------------------------     ---------------        ---------------------
(State or other jurisdiction         (Commission              (IRS Employer
    of incorporation)                File Number)           Identification No.)



                                4735 SPOTTSWOOD
                                   SUITE 102
                            MEMPHIS, TENNESSEE 38117
                            (Address and zip code of
                          principal executive offices)




       Registrant's telephone number, including area code: (901) 761-9651


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ITEM 5.  OTHER EVENTS

         This report contains certain exhibits filed in connection with the filing of a preliminary Prospectus Supplement dated June 15, 1998 for Equity Inns, Inc. (the "Company") relating to 4,000,000 shares of the Company's ___% Series A Cumulative Preferred Stock, $.01 par value (Liquidation Preference $25 per share). Such Prospectus Supplement supplements the Company's base Prospectus dated April 21, 1998 that was included as part of a Registration Statement on Form S-3 (No. 333-48169) declared effective by the Securities and Exchange Commission on April 21, 1998.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits.

         The following exhibits are filed herewith:

        Exhibit       Description
        23.1          Consent of Coopers & Lybrand L.L.P.

        23.2          Consent of KPMG Peat Marwick LLP.


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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     EQUITY INNS, INC.
                                       (REGISTRANT)


Date:  June 15, 1998                 By: /s/ Howard A. Silver
                                        --------------------------------
                                     Howard A. Silver
                                     President, Chief Operating Officer,
                                     Treasurer and Chief Financial Officer



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                                 EXHIBIT INDEX

         Exhibit            Description

         23.1               Consent of Coopers & Lybrand L.L.P.

         23.2               Consent of KPMG Peat Marwick LLP.


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